                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA HARTFORD LEADERS VUL LIBERTY

ILLUSTRATED INSURED

Male, Age 41, Preferred Plus Non-Nicotine
Initial Face Amount: 623,000
Death Benefit Option B (Return of Account Value)
$23,400 paid annually for 20 years on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.077% = 12.00% - 0.923%

Assumed Asset Charges = 0.923%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 4.25% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.25% * $23,400.00 = $994.50
Premium Tax Charge = 1.75% * $23,400.00 = $409.50

Net Premium = $23,400.00 - $994.50 - $409.50 = $21,996.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = .000541 * $115,460.16 = $62.46

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.4413 * 623,000 / 1,000 = 274.93

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 623,000 + 115,460.16 - 115,460.16 = 623,000
Cost of Insurance Charge = 623,000 * 0.126924 / 1,000 = $79.07

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 62.46 + 274.93 + 79.07 = 423.96

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 93,464.16 + 21,996.00 - 423.96 = $115,036.20

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.077% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1 + .11077) ^ (1/12) = 1.00879289

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 115,036.20 * 1.00879289 = $116,047.70

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 116,047.70 - 115,036.20 = 1,011.50

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY             GROSS                                 PREMIUM TAX       ADMINISTRATIVE
 YEAR       MONTH            PREMIUM             SALES LOAD            CHARGE             CHARGE
-----------------------------------------------------------------------------------------------------
 4            12
 5             1             23,400.00             (994.50)            (409.50)            (7.50)
 5             2                  0.00                0.00                0.00             (7.50)
 5             3                  0.00                0.00                0.00             (7.50)
 5             4                  0.00                0.00                0.00             (7.50)
 5             5                  0.00                0.00                0.00             (7.50)
 5             6                  0.00                0.00                0.00             (7.50)
 5             7                  0.00                0.00                0.00             (7.50)
 5             8                  0.00                0.00                0.00             (7.50)
 5             9                  0.00                0.00                0.00             (7.50)
 5            10                  0.00                0.00                0.00             (7.50)
 5            11                  0.00                0.00                0.00             (7.50)
 5            12                  0.00                0.00                0.00             (7.50)

           MORTALITY
POLICY    AND EXPENSE       PER $1,000           COI           INVESTMENT         END OF MONTH
 YEAR     RISK CHARGE         CHARGE           CHARGE           EARNINGS          ACCOUNT VALUE
------  -------------------------------------------------------------------------------------------
 4                                                                                   93,464.16
 5           (62.46)          (274.93)          (79.07)          1,011.50           116,047.70
 5           (62.78)          (274.93)          (79.07)          1,016.66           116,640.08
 5           (63.10)          (274.93)          (79.07)          1,021.87           117,237.35
 5           (63.43)          (274.93)          (79.07)          1,027.12           117,839.54
 5           (63.75)          (274.93)          (79.07)          1,032.41           118,446.70
 5           (64.08)          (274.93)          (79.07)          1,037.75           119,058.87
 5           (64.41)          (274.93)          (79.07)          1,043.13           119,676.09
 5           (64.74)          (274.93)          (79.07)          1,048.55           120,298.40
 5           (65.08)          (274.93)          (79.07)          1,054.02           120,925.84
 5           (65.42)          (274.93)          (79.07)          1,059.53           121,558.45
 5           (65.76)          (274.93)          (79.07)          1,065.09           122,196.28
 5           (66.11)          (274.93)          (79.07)          1,070.70           122,839.37

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD LEADERS VUL LIBERTY

ILLUSTRATED INSURED

Male, Age 38, Preferred Plus Non-Nicotine
Initial Face Amount: 601,000
Death Benefit Option B (Return of Account Value)
$20,000 paid annually for 20 years on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.077% = 12.00% - 0.923%

Assumed Asset Charges = 0.923%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 4.25% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.25% * $20,000.00 = $850.00
Premium Tax Charge = 1.75% * $20,000.00 = $350.00

Net Premium = $20,000.00 - $850.00 - $350.00 = $18,800.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = .000541 * $99,154.62 = $53.64

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.38 * 601,000 / 1,000 = 228.38

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 601,000 + 99,154.62 - 99,154.62 = 601,000
Cost of Insurance Charge = 601,000 * 0.105954 / 1,000 = 63.68

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 53.64 + 228.38 + 63.68 = 353.20

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 80,354.62 + 18,800.00 - 353.20 = 98,801.42

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.077% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .11077) ^ (1/12) = 1.00879289

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 98,801.42 * 1.00879289 = 99,670.17

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 99,670.17 - 98,801.42 = 868.75

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY             GROSS                                  PREMIUM TAX       ADMINISTRATIVE
 YEAR       MONTH            PREMIUM             SALES LOAD             CHARGE             CHARGE
------------------------------------------------------------------------------------------------------
  4           12
  5            1             20,000.00              (850.00)            (350.00)            (7.50)
  5            2                  0.00                 0.00                0.00             (7.50)
  5            3                  0.00                 0.00                0.00             (7.50)
  5            4                  0.00                 0.00                0.00             (7.50)
  5            5                  0.00                 0.00                0.00             (7.50)
  5            6                  0.00                 0.00                0.00             (7.50)
  5            7                  0.00                 0.00                0.00             (7.50)
  5            8                  0.00                 0.00                0.00             (7.50)
  5            9                  0.00                 0.00                0.00             (7.50)
  5           10                  0.00                 0.00                0.00             (7.50)
  5           11                  0.00                 0.00                0.00             (7.50)
  5           12                  0.00                 0.00                0.00             (7.50)

           MORTALITY
POLICY    AND EXPENSE       PER $1,000           COI          INVESTMENT         END OF MONTH
 YEAR     RISK CHARGE         CHARGE           CHARGE          EARNINGS         ACCOUNT VALUE
------  -----------------------------------------------------------------------------------------
  4                                                                                80,354.62
  5          (53.64)          (228.38)          (63.68)          868.75            99,670.17
  5          (53.92)          (228.38)          (63.68)          873.28           100,189.97
  5          (54.20)          (228.38)          (63.68)          877.85           100,714.06
  5          (54.49)          (228.38)          (63.68)          882.45           101,242.46
  5          (54.77)          (228.38)          (63.68)          887.10           101,775.23
  5          (55.06)          (228.38)          (63.68)          891.78           102,312.39
  5          (55.35)          (228.38)          (63.68)          896.50           102,853.98
  5          (55.64)          (228.38)          (63.68)          901.26           103,400.04
  5          (55.94)          (228.38)          (63.68)          906.06           103,950.60
  5          (56.24)          (228.38)          (63.68)          910.90           104,505.70
  5          (56.54)          (228.38)          (63.68)          915.78           105,065.38
  5          (56.84)          (228.38)          (63.68)          920.69           105,629.67

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA HARTFORD LEADERS VUL LEGACY

ILLUSTRATED INSURED

Male, Age 43, Standard Non-Nicotine
Initial Face Amount: 311,000
Death Benefit Option A (Level)
$5,300 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium-Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.077% = 12.00% - 0.923%

Assumed Asset Charges = 0.923%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load-Premium Tax Charge
For Policy Year 5:

Sales Load = 4.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.00% * $5,300.00 = $212.00
Premium Tax Charge = 1.75% * $5,300.00 = $92.75

Net Premium = $5,300.00 - $212.00 - $92.75 = $4,995.25

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = 0.000625 * $21,795.00 = $13.62

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.4069 * 311,000 / 1,000 = 126.55

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 311,000 - 21,795.00 = 289,205.00
Cost of Insurance Charge = 289,205.00 * 0.0607 / 1,000 = 17.55

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 13.62 + 126.55 + 17.55 = 165.22

Account Value after Monthly Deduction = Beginning Account Value + Net Premium-Monthly Deduction = 16,799.75 + 4,995.25-165.22 = 21,629.78

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.10% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .11077) ^ (1/12) = 1.00879289

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 21,629.78 * 1.00879289 = 21,819.97

Monthly Investment Earnings = End of Month Account Value-Account Value after Monthly Deduction
Monthly Investment Earnings = 21,819.97 - 21,629.78 = 190.19

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY           GROSS                                   PREMIUM         ADMINISTRATIVE
 YEAR       MONTH          PREMIUM            SALES LOAD           TAX CHARGE           CHARGE
---------------------------------------------------------------------------------------------------
 4            12
 5             1            5,300.00             (212.00)             (92.75)            (7.50)
 5             2              0.00                  0.00                0.00             (7.50)
 5             3              0.00                  0.00                0.00             (7.50)
 5             4              0.00                  0.00                0.00             (7.50)
 5             5              0.00                  0.00                0.00             (7.50)
 5             6              0.00                  0.00                0.00             (7.50)
 5             7              0.00                  0.00                0.00             (7.50)
 5             8              0.00                  0.00                0.00             (7.50)
 5             9              0.00                  0.00                0.00             (7.50)
 5            10              0.00                  0.00                0.00             (7.50)
 5            11              0.00                  0.00                0.00             (7.50)
 5            12              0.00                  0.00                0.00             (7.50)

         MORTALITY AND
POLICY   EXPENSE RISK       PER $1,000           COI          INVESTMENT       END OF MONTH
 YEAR       CHARGE            CHARGE           CHARGE          EARNINGS        ACCOUNT VALUE
------  --------------------------------------------------------------------------------------
 4                                                                                16,799.75
 5           (13.62)          (126.55)          (17.55)          190.19           21,819.96
 5           (13.64)          (126.55)          (17.55)          190.41           21,845.13
 5           (13.65)          (126.55)          (17.55)          190.63           21,870.51
 5           (13.67)          (126.55)          (17.55)          190.85           21,896.09
 5           (13.69)          (126.55)          (17.55)          191.08           21,921.88
 5           (13.70)          (126.55)          (17.55)          191.30           21,947.88
 5           (13.72)          (126.55)          (17.55)          191.53           21,974.09
 5           (13.73)          (126.55)          (17.54)          191.76           22,000.54
 5           (13.75)          (126.55)          (17.54)          191.99           22,027.19
 5           (13.77)          (126.55)          (17.54)          192.23           22,054.06
 5           (13.78)          (126.55)          (17.54)          192.46           22,081.15
 5           (13.80)          (126.55)          (17.54)          192.70           22,108.47

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD LEADERS VUL LEGACY

ILLUSTRATED INSURED

Female, Age 43, Standard Non-Nicotine
Initial Face Amount: 371,000
Death Benefit Option A (Level)
$5,300 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.077% = 12.00% - 0.923%

Assumed Asset Charges = 0.923%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 4.75% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.75% * $5,300.00 = $251.75
Premium Tax Charge = 1.75% * $5,300.00 = $92.75

Net Premium = $5,300.00 - $251.75 - $92.75 = $4,955.50

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = .000625 * $23,003.21 = $14.38

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.2579 * 371,000 / 1,000 = $95.68

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000

Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 371,000 - 23,003.21 = 347,996.79
Cost of Insurance Charge = 347,996.79 * 0.097 / 1,000 = 33.76

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 14.38 + 95.68 + 33.76 = 151.32

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 18,047.71 + 4955.50 - 151.32= $22.851.89

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

    1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
    2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.10% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .11077) ^ (1/12) = 1.00879289

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 22,851.89 * 1.00879289 = 23,052.82

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 23,052.82 - 22,851.89 = 200.93

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY            GROSS                                PREMIUM TAX       ADMINISTRATIVE
 YEAR       MONTH           PREMIUM            SALES LOAD            CHARGE             CHARGE
---------------------------------------------------------------------------------------------------
 4            12
 5             1            5,300.00             (251.75)             (92.75)            (7.50)
 5             2                   0                0.00                0.00             (7.50)
 5             3                   0                0.00                0.00             (7.50)
 5             4                   0                0.00                0.00             (7.50)
 5             5                   0                0.00                0.00             (7.50)
 5             6                   0                0.00                0.00             (7.50)
 5             7                   0                0.00                0.00             (7.50)
 5             8                   0                0.00                0.00             (7.50)
 5             9                   0                0.00                0.00             (7.50)
 5            10                   0                0.00                0.00             (7.50)
 5            11                   0                0.00                0.00             (7.50)
 5            12                   0                0.00                0.00             (7.50)

          MORTALITY AND
POLICY    EXPENSE RISK        PER $1,000             COI            INVESTMENT        END OF MONTH
 YEAR        CHARGE             CHARGE             CHARGE            EARNINGS         ACCOUNT VALUE
------  ----------------------------------------------------------------------------------------------
 4                                                                                      18,047.71
 5            (14.38)            (95.68)            (33.76)           200.93            23,052.82
 5            (14.41)            (95.68)            (33.75)           201.37            23,102.85
 5            (14.44)            (95.68)            (33.75)           201.81            23,153.29
 5            (14.47)            (95.68)            (33.74)           202.25            23,204.15
 5            (14.50)            (95.68)            (33.74)           202.70            23,255.43
 5            (14.53)            (95.68)            (33.73)           203.15            23,307.15
 5            (14.57)            (95.68)            (33.73)           203.61            23,359.27
 5            (14.60)            (95.68)            (33.72)           204.06            23,411.83
 5            (14.63)            (95.68)            (33.72)           204.53            23,464.83
 5            (14.67)            (95.68)            (33.71)           204.99            23,518.26
 5            (14.70)            (95.68)            (33.71)           205.46            23,572.13
 5            (14.73)            (95.68)            (33.70)           205.93            23,626.45

                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA HARTFORD LEADERS VUL JOINT LEGACY II

ILLUSTRATED INSURED

Male, Age 52, Standard Non-Nicotine
Female, Age 52, Standard Non-Nicotine
Initial Face Amount: $3,982,000
Death Benefit Option A (Level)
$57,500 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.077% = 12.00% - 0.923%

Assumed Asset Charges = 0.923%

Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 6.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 6.00% * $57,500.00 = 3,450.00
Premium Tax Charge = 1.75% * $57,500.00 = 1,006.25

Net Premium = $57,500.00 - 3,450.00 - 1,006.25 = 53,043.75

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $30.00
Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $287,179.70 = 179.49

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.154 * $3,982,000 / 1,000 = 613.23

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000

Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = $3,982,000 - 287,179.70 = 3,694,820.30
Cost of Insurance Charge = $3,694,820.30 * .0035 / 1,000 = 12.93

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $30.00 + 179.49 + 613.23 + 12.93 = 835.65

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = $234,135.95 + 53,043.75 - 835.65 = 286,344.05

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

    3. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
    4. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.075% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .11077) ^ (1/12) = 1.00879289

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = $286,344.05 * 1.00879289 = 288,861.84

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = $288,861.84 - 286,344.05 = 2,517.79

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY             GROSS                                  PREMIUM TAX      ADMINISTRATIVE
 YEAR       MONTH            PREMIUM            SALES LOAD             CHARGE             CHARGE
-----------------------------------------------------------------------------------------------------
 4            12
 5             1            57,500.00             (3450.00)            (1006.25)           (30.00)
 5             2                 0.00                 0.00                 0.00            (30.00)
 5             3                 0.00                 0.00                 0.00            (30.00)
 5             4                 0.00                 0.00                 0.00            (30.00)
 5             5                 0.00                 0.00                 0.00            (30.00)
 5             6                 0.00                 0.00                 0.00            (30.00)
 5             7                 0.00                 0.00                 0.00            (30.00)
 5             8                 0.00                 0.00                 0.00            (30.00)
 5             9                 0.00                 0.00                 0.00            (30.00)
 5            10                 0.00                 0.00                 0.00            (30.00)
 5            11                 0.00                 0.00                 0.00            (30.00)
 5            12                 0.00                 0.00                 0.00            (30.00)

         MORTALITY AND
POLICY      EXPENSE          PER $1,000           COI           INVESTMENT        END OF MONTH
 YEAR     RISK CHARGE          CHARGE           CHARGE           EARNINGS        ACCOUNT VALUE
------  -----------------------------------------------------------------------------------------
 4                                                                                  234,135.95
 5           (179.49)          (613.23)          (12.93)          2,517.79          288,861.84
 5           (180.54)          (613.23)          (12.93)          2,532.57          290,557.72
 5           (181.60)          (613.23)          (12.92)          2,547.48          292,267.44
 5           (182.67)          (613.23)          (12.91)          2,562.50          293,991.13
 5           (183.74)          (613.23)          (12.91)          2,577.65          295,728.90
 5           (184.83)          (613.23)          (12.90)          2,592.92          297,480.86
 5           (185.93)          (613.23)          (12.90)          2,608.31          299,247.11
 5           (187.03)          (613.23)          (12.89)          2,623.83          301,027.79
 5           (188.14)          (613.23)          (12.88)          2,639.48          302,823.02
 5           (189.26)          (613.23)          (12.88)          2,655.26          304,632.91
 5           (190.40)          (613.23)          (12.87)          2,671.16          306,457.57
 5           (191.54)          (613.23)          (12.86)          2,687.19          308,297.13

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD LEADERS VUL JOINT LEGACY II

ILLUSTRATED INSURED

Male, Age 46, Preferred Non-Nicotine
Female, Age 46, Preferred Non-Nicotine
Initial Face Amount: $3,920,000
Death Benefit Option A (Level)
$42,700 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.077% = 12.00% - 0.923%

Assumed Asset Charges = 0.923%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 6.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 6.00% * $42,700.00 = 2,562.00
Premium Tax Charge = 1.75% * $42,700.00 = 747.25

Net Premium = $42,700.00 - 2,562.00 - 747.25 = 39,390.75

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $30.00

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $216,416.27 = 135.26

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.101 * $3,920,000 / 1,000 = 395.92

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = $3,920,000 - 216,416.27 = 3,703,583.73

Cost of Insurance Charge = $3,703,583.73 * .0023 / 1,000 = 8.52

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $30.00 + 135.26 + 395.92 + 8.52 = 569.70

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction= $177,025.52 + 39,390.75 - 569.70 = 215,846.57

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

    5. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
    6. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.075% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .11077) ^ (1/12) = 1.00879289

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = $215,846.57 * 1.00879289 = 217,744.48

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = $217,744.48 - 215,846.57 = 1,897.91

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY             GROSS                                    PREMIUM        ADMINISTRATIVE
 YEAR       MONTH            PREMIUM             SALES LOAD           TAX CHARGE          CHARGE
-----------------------------------------------------------------------------------------------------
 4            12
 5             1            42,700.00             (2,562.00)            (747.25)           (30.00)
 5             2                 0.00                  0.00                0.00            (30.00)
 5             3                 0.00                  0.00                0.00            (30.00)
 5             4                 0.00                  0.00                0.00            (30.00)
 5             5                 0.00                  0.00                0.00            (30.00)
 5             6                 0.00                  0.00                0.00            (30.00)
 5             7                 0.00                  0.00                0.00            (30.00)
 5             8                 0.00                  0.00                0.00            (30.00)
 5             9                 0.00                  0.00                0.00            (30.00)
 5            10                 0.00                  0.00                0.00            (30.00)
 5            11                 0.00                  0.00                0.00            (30.00)
 5            12                 0.00                  0.00                0.00            (30.00)

         MORTALITY AND
POLICY    EXPENSE RISK       PER $1,000          COI           INVESTMENT        END OF MONTH
 YEAR        CHARGE            CHARGE           CHARGE          EARNINGS        ACCOUNT VALUE
------  ----------------------------------------------------------------------------------------
 4                                                                                 177,025.52
 5           (135.26)          (395.92)          (8.52)          1,897.91          217,744.48
 5           (136.09)          (395.92)          (8.52)          1,909.59          219,083.54
 5           (136.93)          (395.92)          (8.51)          1,921.35          220,433.53
 5           (137.77)          (395.92)          (8.51)          1,933.22          221,794.55
 5           (138.62)          (395.92)          (8.51)          1,945.18          223,166.68
 5           (139.48)          (395.92)          (8.50)          1,957.23          224,550.01
 5           (140.34)          (395.92)          (8.50)          1,969.39          225,944.64
 5           (141.22)          (395.92)          (8.50)          1,981.64          227,350.64
 5           (142.09)          (395.92)          (8.49)          1,994.00          228,768.14
 5           (142.98)          (395.92)          (8.49)          2,006.46          230,197.21
 5           (143.87)          (395.92)          (8.49)          2,019.01          231,637.94
 5           (144.77)          (395.92)          (8.48)          2,031.67          233,090.45

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.